UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549



                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                              May 14, 1999
                             Date of Report
                     (Date of earliest event reported)



                           Bargo Energy Company
    (Exact name of small business issuer as specified in its charter)


Texas                                 0-8609                 87-0239185
(State or other jurisdiction of (Commission file number)(I.R.S. Employer
incorporation or organization)                         Identification No.)


                         700 Louisiana, Suite 3700
                           Houston, Texas  77002
          (Address of principal executive offices, including zip code)


                                (713)236-9792
                  (Issuer's telephone number, including area code)


                          Future Petroleum Corporation
                     2351 West Northwest Highway, Suite 2130
                              Dallas, Texas  75220
                      (Former name and former address,
                         if changed since last report)

ITEM  5. OTHER EVENTS

On May 14, 1999, the Company closed a transaction pursuant to which it issued and sold to Kayne Anderson Energy Fund, L.P. ("Kayne"), BancAmerica Capital Investors SBIC I, L.P. ("BancAmerica"), Eos Partners, L.P., Eos Partners SBIC, L.P., Eos Partners SBIC II, L.P. (collectively, "Eos"), Energy Capital Investment Company PLC, EnCap Energy Captial Fund III-B, L.P., BOCP Energy Partners, L.P., EnCap Energy Capital Fund III, L.P. (collectively,
"EnCap") and SGC Partners II LLC ("SGC" and together with Kayne, BancAmerica, Eos, and EnCap, the "Investors") shares of a newly created class of preferred stock. Pursuant to a Stock Purchase Agreement among the Issuer and the Investors, five million shares of the Company's Cumulative Redeemable Preferred Stock, Series B ("Preferred Stock") were issued in exchange for an aggregate purchase price of $50 million. As additional consideration, the Company issued an aggregate of 43,815,810 shares of its common stock to the Investors equal to 40% of the outstanding common stock (on a fully diluted basis). If the Company redeems all of the outstanding shares of Preferred Stock prior to May 14, 2001, the Investors must sell back to the Company, for a nominal amount, 12.5% of the shares of Common Stock originally issued to the Investors.

Dividends on the Preferred Stock equal to 10% per annum are payable quarterly. The dividend rate is subject to increase (but in no event to more than 16%) or decrease (but in no event to less than 10%) based upon the Company's ratio of assets to liabilities which is calculated on January 1 and July 1 of each year or at such other time as requested by the Investors. The Preferred Stock may be redeemed at any time by the Company and must be redeemed upon the occurrence of certain events, including upon the fifth anniversary of the issue date or upon a change of control. A change of control is deemed to occur upon any merger, reorganization, purchase or sale of more than 50% of the Company's voting securities, the sale of substantially all of the assets of the Company or at any time Tim Goff ceases to serve as the Company's Chief Executive Officer. The Company is prohibited from taking certain actions, including authorizing, creating or issuing any shares of capital stock, amending the articles of incorporation of the Company and authorizing a merger or change of control, without the consent of the holders of a majority of the outstanding shares of Preferred Stock.

In connection with the transaction, the Company, Bargo Energy Resources, Ltd., TJG Investments, Inc., Bargo Energy Company, Tim J. Goff, Thomas Barrow, James
E. Sowell and Bargo Operating Company, Inc. (collectively, the "Bargo
Group"), B. Carl Price, and Don Wm. Reynolds (Mr. Price and Mr. Reynolds are referred to as the "Price Group"), EnCap Equity 1994 Limited Partnership ("EnCap LP") and the Investors entered into a Second Amended and Restated Shareholders' Agreement ("Shareholders' Agreement"). Under the Shareholders' Agreement, the holders of the Preferred Stock have the right, for so long as the Preferred Stock is outstanding and until the occurrence of certain other events, to appoint designated nominees to the Board of Directors. Accordingly, as part of these transactions, B. Carl Price, Mary Elizabeth Vanderhider and Kimberley
G. Seekely have resigned from Bargo's Board of Directors. Of the three vacancies on the Board of Directors, one will be filled by a nominee to be named by Kayne, one was filled by a nominee of BancAmerica and one was filled by a nominee of Eos and SGC. Brian D. Young was appointed to serve as the Eos/SGC nominee and J. Travis Hain was appointed to serve as BancAmerica's nominee. The EnCap entities have the right to appoint two nominees to the Board of Directors and the members of the Bargo Group have the right to appoint two nominees to the Board of Directors. The Price Group no longer has the right to appoint nominees to the Board of Directors. The continuing members of Bargo's Board are Tim J. Goff and Thomas D. Barrow (as the Bargo Group nominees) and Gary R. Petersen and D. Martin Phillips (as the EnCap nominees). The Shareholders' Agreement also sets forth certain rights of first refusal and tag along rights among the parties thereto.

The Company, the Investors and EnCap LP also entered into a Second Amendment to Registration Rights Agreement dated May 14, 1999 providing for registration rights for the shares of common stock of the Company issued to the Investors.

In connection with the transaction, the Company amended its Bylaws to provide that for so long as each of (i) EOS and SGC (jointly), (ii) Kayne, (iii) BancAmerica, (iv) EnCap and (v) the Bargo Group (each, a "Nominee Group") is entitled to nominate one or more persons to the Board of Directors of the Company as provided in the Shareholders' Agreement, no act shall be deemed to be an act of the Board of Directors or to be authorized and approved by the Board of Directors without the approval of at least three directors that are nominated by at least three separate Nominee Groups. In addition, Article VIII of the Bylaws providing certain voting rights to the nominee of the Bargo Group was deleted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of Business Acquired.

        Not applicable to this filing.

(b)     Pro forma Financial Information.

        Not applicable to this filing.

(c)     Exhibits

The following exhibits are included as part of this report:


                             EXHIBIT INDEX


Exhibit
Number                       Title of Document                 Location
-----------------------------------------------------------------------
1                 Unerwriting agreement                           (1)

2                 Plan of acquisition, reorganization,
                  arrangement, liquidation or
                  succession                                      (1)
4                 Instruments defining the rights of
                  security holders

      4.1         Articles of Incorporation of Bargo
                  Energy Company                                  (2)

      4.2         By-laws of Bargo Energy Company                 (2)

      4.3         Amendment to Bargo Energy Company By-laws       (3)

      4.4         Certificate of Designation of
                  Cumulative Redeemable Preferred
                  Stock, Series B                                 (3)

16                Letter on change in accounting
                  principles                                      (1)

17                Letter on director resignation                  (1)

20                Other documents or statements
                  to security holders                             (1)

23                Consents of experts and counsel                 (1)

24                Power of attorney                               (1)

27                Financial data schedule                         (1)

99                Additional Exhibits

      99.1        Second Amended and Restated                     (3)
                  Shareholders' Agreement, dated May
                  14, 1998, by and among Bargo Energy
                  Company, B. Carl Price, Don Wm.
                  Reynolds, Energy Capital Investment
                  Company PLC, EnCap Equity 1994
                  Limited Partnership, Bargo Energy
                  Resources, Ltd., TJG Investments,
                  Inc., Bargo Energy Company, Tim J.
                  Goff, Thomas Barrow, James E. Sowell,
                  Bargo Operating Company, Inc., EnCap
                  Energy Capital Fund III-B, L.P., BOCP
                  Energy Partners, L.P., EnCap Energy
                  Capital Fund III, L.P., Kayne
                  Anderson Energy Fund, L.P.,
                  BancAmerica Capital Investors SBIC I,
                  L.P., Eos Partners, L.P., Eos
                  Partners SBIC, L.P., Eos Partners
                  SBIC II, L.P., and SGC Partners II
                  LLC.


      99.2        Second Amendment to Registration                (3)
                  Rights Agreement dated May 14, 1999
                  between Energy Capital Investment
                  Company PLC, EnCap Equity 1994
                  Limited Partnership, EnCap Energy
                  Capital Fund III-B, L.P., BOCP Energy
                  Partners, L.P., EnCap Energy Capital
                  Fund III, L.P., Kayne Anderson Energy
                  Fund, L.P., BancAmerica Capital
                  Investors SBIC I, L.P., Eos Partners,
                  L.P., Eos Partners SBIC, L.P., Eos
                  Partners SBIC II, L.P., and SGC
                  Partners II LLC.


      99.3        Consent to Amendment to Registration            (3)
                  Rights Agreement by TJG Investments,
                  Inc., Bargo Energy Company, Bargo
                  Energy Resources, Ltd., Bargo
                  Operating Company, Inc., Tim J. Goff,
                  Thomas Barrow, James E. Sowell, B.
                  Carl Price, Don Wm. Reynolds,
                  Christie Price, Robert Price and
                  Charles D. Laudeman.

      99.4        Amendment No. 1 to Amended and                  (3)
                  Restated Credit Agreement dated May
                  14, 1999 between Bargo Energy Company
                  and Bank of America National Trust
                  and Savings Association.


      99.5        Amended and Restated Secured                    (3)
                  Promissory Note dated May 14, 1999
                  between Bargo Energy Company and Bank
                  of America National Trust and Savings
                  Association.

      99.6        Consent and Agreement dated May 14,             (3)
                  1999 between Bargo Energy Company and
                  Bank of America National Trust and
                  Savings Association.

      99.7        SBA Side Letter dated May 14, 1999              (3)
                  between Bargo Energy Company and
                  BancAmerica Capital Investors SBIC I,
                  L.P., Eos Partners SBIC, L.P., Eos
                  Partners SBIC II, L.P and SGC
                  Partners II LLC.

      99.8        SBA Side Letter dated May 14, 1999              (3)
                  between Bargo Energy Company, EnCap
                  Equity 1994 Limited Partnership, TJG
                  Investments, Inc., Bargo Energy
                  Company, Bargo Energy Resources,
                  Ltd., Bargo Operating Company, Inc.,
                  Tim J. Goff and BancAmerica Capital
                  Investors SBIC I, L.P., Eos Partners
                  SBIC, L.P., Eos Partners SBIC II,
                  L.P. and SGC Partners II, LLC.

      99.9        Stock Purchase Agreement dated May              (3)
                  14, 1999 between Bargo Energy Company
                  and Energy Capital Investment Company
                  PLC, EnCap Energy Capital Fund III-B,
                  L.P., BOCP Energy Partners, L.P.,
                  EnCap Energy Capital Fund III, L.P.,
                  Kayne Anderson Energy Fund, L.P.,
                  BancAmerica Capital Investors SBIC I,
                  L.P., Eos Partners, L.P., Eos
                  Partners SBIC, L.P., Eos Partners
                  SBIC II, L.P., and SGC Partners II
                  LLC.

      99.10       Bargo Energy Company 1999 Stock Incentive Plan  (3)

      99.11       Confidentiality and Non-Compete Agreement       (3)
                  dated May 14, 1999 between Bargo Energy
                  Company and Tim J. Goff
________________________


(1)    Inapplicable to this filing.

(2) Incorporated herein by reference from the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 29, 1999. (file no. 000-08609)

(3) Incorporated herein by reference from the Company's Quarterly Report on From 10-QSB for the period ended March 31, 1999 filed with the Securities and Exchange Commission on May 21, 1999. (file no. 000-08609)

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Bargo Energy Company
                                                  (Registrant)



                                                /s/ Tim J. Goff
Dated: May 14, 1999                           By: Tim J. Goff, President

                              EXHIBIT INDEX


Exhibit
Number                       Title of Document                 Location
-----------------------------------------------------------------------
1                 Unerwriting agreement                           (1)

2                 Plan of acquisition, reorganization,
                  arrangement, liquidation or
                  succession                                      (1)
4                 Instruments defining the rights of
                  security holders

      4.1         Articles of Incorporation of Bargo
                  Energy Company                                  (2)

      4.2         By-laws of Bargo Energy Company                 (2)

      4.3         Amendment to Bargo Energy Company By-laws       (3)

      4.4         Certificate of Designation of
                  Cumulative Redeemable Preferred
                  Stock, Series B                                 (3)

16                Letter on change in accounting
                  principles                                      (1)

17                Letter on director resignation                  (1)

20                Other documents or statements
                  to security holders                             (1)

23                Consents of experts and counsel                 (1)

24                Power of attorney                               (1)

27                Financial data schedule                         (1)

99                Additional Exhibits

      99.1        Second Amended and Restated                     (3)
                  Shareholders' Agreement, dated May
                  14, 1998, by and among Bargo Energy
                  Company, B. Carl Price, Don Wm.
                  Reynolds, Energy Capital Investment
                  Company PLC, EnCap Equity 1994
                  Limited Partnership, Bargo Energy
                  Resources, Ltd., TJG Investments,
                  Inc., Bargo Energy Company, Tim J.
                  Goff, Thomas Barrow, James E. Sowell,
                  Bargo Operating Company, Inc., EnCap
                  Energy Capital Fund III-B, L.P., BOCP
                  Energy Partners, L.P., EnCap Energy
                  Capital Fund III, L.P., Kayne
                  Anderson Energy Fund, L.P.,
                  BancAmerica Capital Investors SBIC I,
                  L.P., Eos Partners, L.P., Eos
                  Partners SBIC, L.P., Eos Partners
                  SBIC II, L.P., and SGC Partners II
                  LLC.


      99.2        Second Amendment to Registration                (3)
                  Rights Agreement dated May 14, 1999
                  between Energy Capital Investment
                  Company PLC, EnCap Equity 1994
                  Limited Partnership, EnCap Energy
                  Capital Fund III-B, L.P., BOCP Energy
                  Partners, L.P., EnCap Energy Capital
                  Fund III, L.P., Kayne Anderson Energy
                  Fund, L.P., BancAmerica Capital
                  Investors SBIC I, L.P., Eos Partners,
                  L.P., Eos Partners SBIC, L.P., Eos
                  Partners SBIC II, L.P., and SGC
                  Partners II LLC.


      99.3        Consent to Amendment to Registration            (3)
                  Rights Agreement by TJG Investments,
                  Inc., Bargo Energy Company, Bargo
                  Energy Resources, Ltd., Bargo
                  Operating Company, Inc., Tim J. Goff,
                  Thomas Barrow, James E. Sowell, B.
                  Carl Price, Don Wm. Reynolds,
                  Christie Price, Robert Price and
                  Charles D. Laudeman.

      99.4        Amendment No. 1 to Amended and                  (3)
                  Restated Credit Agreement dated May
                  14, 1999 between Bargo Energy Company
                  and Bank of America National Trust
                  and Savings Association.


      99.5        Amended and Restated Secured                    (3)
                  Promissory Note dated May 14, 1999
                  between Bargo Energy Company and Bank
                  of America National Trust and Savings
                  Association.

      99.6        Consent and Agreement dated May 14,             (3)
                  1999 between Bargo Energy Company and
                  Bank of America National Trust and
                  Savings Association.

      99.7        SBA Side Letter dated May 14, 1999              (3)
                  between Bargo Energy Company and
                  BancAmerica Capital Investors SBIC I,
                  L.P., Eos Partners SBIC, L.P., Eos
                  Partners SBIC II, L.P and SGC
                  Partners II LLC.

      99.8        SBA Side Letter dated May 14, 1999              (3)
                  between Bargo Energy Company, EnCap
                  Equity 1994 Limited Partnership, TJG
                  Investments, Inc., Bargo Energy
                  Company, Bargo Energy Resources,
                  Ltd., Bargo Operating Company, Inc.,
                  Tim J. Goff and BancAmerica Capital
                  Investors SBIC I, L.P., Eos Partners
                  SBIC, L.P., Eos Partners SBIC II,
                  L.P. and SGC Partners II, LLC.

      99.9        Stock Purchase Agreement dated May              (3)
                  14, 1999 between Bargo Energy Company
                  and Energy Capital Investment Company
                  PLC, EnCap Energy Capital Fund III-B,
                  L.P., BOCP Energy Partners, L.P.,
                  EnCap Energy Capital Fund III, L.P.,
                  Kayne Anderson Energy Fund, L.P.,
                  BancAmerica Capital Investors SBIC I,
                  L.P., Eos Partners, L.P., Eos
                  Partners SBIC, L.P., Eos Partners
                  SBIC II, L.P., and SGC Partners II
                  LLC.

      99.10       Bargo Energy Company 1999 Stock Incentive Plan  (3)

      99.11       Confidentiality and Non-Compete Agreement       (3)
                  dated May 14, 1999 between Bargo Energy
                  Company and Tim J. Goff
________________________


(1)    Inapplicable to this filing.

(2) Incorporated herein by reference from the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 29, 1999. (file no. 000-08609)

(3) Incorporated herein by reference from the Company's Quarterly Report on From 10-QSB for the period ended March 31, 1999 filed with the Securities and Exchange Commission on May 21, 1999. (file no. 000-08609)